EXHIBIT 10.30


                                 AMENDMENT NO. 1
                                     TO THE
                             1995 STOCK OPTION PLAN
                                       OF
                         MAKO MARINE INTERNATIONAL, INC.


          WHEREAS, Mako Marine International, Inc. (the "Corporation") has

adopted the 1995 Stock Option Plan of Mako Marine International, Inc. (the

"Plan"); and

          WHEREAS, Section 16 of the Plan permits the Board of Directors of the

Corporation to amend the Plan; and

          WHEREAS, the Board of Directors of the Corporation now desires to amend the Plan in certain respects;

          NOW, THEREFORE, the Plan is hereby amended as follows:

          FIRST:  The first sentence of Section 3 of the Plan is hereby amended to read as follows:

          "The Plan shall be administered by a Committee of two or more Directors."

          SECOND:  Section 11 of the Plan is hereby amended by (i) deleting the
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last two sentences of the third paragraph thereof and (ii) deleting the last paragraph thereof.

          THIRD:  The provisions of this Amendment shall be effective as of June
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28, 1996.

          FOURTH:  Except to the extent hereinabove set forth, the Plan shall
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remain in full force and effect.

          IN WITNESS WHEREOF, the Board of Directors of the Corporation has

caused this Amendment to be executed by a duly authorized officer of the

Corporation on the 28th day of June, 1996.
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                              MAKO MARINE INTERNATIONAL, INC.


                              By:
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                           Title:
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